UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 17, 2010

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 17, 2010, Liquidity Services, Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders  (the “Annual Meeting”), pursuant to notice duly given.  The matters voted upon at the Annual Meeting and the final results of the vote were as follows:

1.               Election of Directors.

Director Nominees	For	Withheld	Broker Non-Votes

William P. Angrick, III	23,451,486	130,253	1,226,616

F. David Fowler	23,507,027	74,712	1,226,616

David A. Perdue, Jr.	23,252,459	329,280	1,226,616

Each director nominee was duly elected to serve until the Annual Meeting of Stockholders in 2013 or until the director’s successor has been duly elected and qualified, or until the earlier of the director’s death, resignation or retirement.

2.               Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2010.

For	24,781,062

Against	23,385

Abstain	3,908

Shareholders ratified the selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: March 19, 2010	By:	/s/ James E. Williams
Name: James E. Williams
Title: Vice President, General Counsel and Corporate Secretary